SUNAMERICA EQUITY FUNDS

  Supplement to the Prospectus dated January 30, 1997

  The subheadings "The Sub-Adviser" and "Portfolio Managers" on pages 18 and 19 of the Prospectus dated January 30, 1997, are deleted in their entirety, and replaced with the following:

       The Domestic Equity Investment Team is responsible for the portfolio management of each of the Funds. The Team is composed of nine portfolio managers, research analysts and traders. Individual members of the Team may focus more heavily on particular Funds or particular aspects of the domestic equity markets.


November 3, 1997